UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Mudrick Capital Acquisition Corporation II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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An Important Message to MUDS Stockholders

August 17, 2021

Dear MUDS Stockholder:

On April 6, 2021, Mudrick Capital Acquisition Corporation II (NASDAQ: MUDS) (“MUDS”) entered into a definitive agreement for a business combination that will result in The Topps Company, Inc. (“Topps”) becoming a public company (the “Merger”). Upon closing, the combined company will be named Topps Companies, Inc. and remain listed on NASDAQ under the new ticker symbol “TOPP.” The definitive agreement was amended on May 10, 2021 and August 15, 2021.

MUDS has called a Special Meeting in lieu of the 2021 Annual Meeting of its stockholders to approve the Merger and related transactions.

YOUR SHARES ARE ELIGIBLE TO VOTE

AND AS OF TODAY, WE HAVE NOT RECEIVED YOUR VOTE!

•	Special Meeting Date: August 25, 2021.

•

Your Vote is Important: We urge you to submit your vote once you have reviewed the definitive proxy statement on Schedule 14A, which has been mailed to you or is available on the U.S. Securities & Exchange Commission’s website: www.sec.gov.

•

Vote Today: In order to finalize the vote by the date of the Special Meeting, please vote right away. The Board of Directors of MUDS unanimously recommends that you vote “FOR” ALL PROPOSALS. There are three easy ways to vote your shares of MUDS today!

If you need additional assistance, please contact our proxy solicitor:

D.F. King & Co, Inc.

Call Toll-Free: (800) 549-6864

Email: MUDS@dfking.com

The Board of Directors of MUDS unanimously recommends

that you vote “FOR” ALL PROPOSALS

Your Vote is Important!

✓	Vote “FOR” MUDS to consummate a transaction with Topps that will expand its position as a global leader in sports and entertainment collectibles and confections.

✓	Vote “FOR” to protect the value of your investment!

✓	Vote “FOR” this transaction today.

YOUR SHARES ARE ELIGIBLE TO VOTE

AS OF TODAY, WE HAVE NOT RECEIVED YOUR VOTE!

If you need additional assistance, please contact our proxy solicitor:

D.F. King & Co, Inc.

Call Toll-Free: (800) 549-6864

Email: MUDS@dfking.com

Cautionary Language Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, Topps or the combined company after completion of the proposed business combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed business combination not being completed at all or on the expected timeline, including as a result of the termination of the definitive documentation with respect to the proposed business combination or the failure to obtain approval of MUDS’ stockholders or other conditions to closing in the definitive documentation with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against MUDS or Topps or any of their respective directors or officers, following the announcement of the proposed business combination; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of Topps’ business as a result of the announcement and consummation of the proposed business combination; (5) the inability to complete the private placement; (6) changes in domestic and foreign business, market, financial, political and legal conditions; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by MUDS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MUDS and Topps undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this communication speak as of the date of its filing. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination involving MUDS and Topps, MUDS filed a definitive proxy statement with the SEC on July 30, 2021 relating to the proposed business combination. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. MUDS’ stockholders and other interested persons are advised to read the definitive proxy statement and any other documents filed in connection with MUDS’ solicitation of proxies for its special meeting in lieu of the 2021 annual meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about MUDS, Topps and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination was mailed to stockholders of MUDS as of June 30, 2021, the record date established for voting on the proposed business combination. Stockholders of MUDS may also obtain copies of the proxy statement and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, the documents filed by MUDS may be obtained free of charge from MUDS by directing a request to: Mudrick Capital Acquisition Corporation II, 527 Madison Avenue, Sixth Floor, New York, New York 10022.

Participants in the Solicitation

MUDS, Topps and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MUDS’ stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MUDS’ stockholders in connection with the proposed business combination is set forth in MUDS’ proxy statement filed with the SEC. You can find more information about MUDS’ directors and executive officers in MUDS’ Amendment No. 2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on May 10, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in MUDS’ definitive proxy statement. Stockholders, potential investors and other interested persons should read the proxy statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.